Income Taxes	6 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes
Note 9. Income Taxes

Venator uses the asset and liability method of accounting for income taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial and tax reporting purposes. We evaluate deferred tax assets to determine whether it is more likely than not that they will be realized. Valuation allowances are reviewed on a tax jurisdiction basis to analyze whether there is sufficient positive or negative evidence to support a change in judgment about the realizability of the related deferred tax assets for each jurisdiction. These conclusions require significant judgment. In evaluating the objective evidence that historical results provide, we consider the cyclicality of Venator and cumulative income or losses during the applicable period. Cumulative losses incurred over the period limits our ability to consider other subjective evidence such as our projections for the future. Changes in expected future income in applicable tax jurisdictions could affect the realization of deferred tax assets in those jurisdictions.

We recorded income tax expense of $5 million and $2 million for the three months ended June 30, 2021 and 2020, respectively and income tax expense of $10 million and income tax benefit of nil for the six months ended June 30, 2021 and 2020, respectively. Our tax expense is significantly affected by the mix of income and losses in tax jurisdictions in which we operate, as impacted by the presence of valuation allowances in certain tax jurisdictions.

For U.S. federal income tax purposes Huntsman recognized a gain as a result of the IPO and the separation to the extent the fair market value of the assets associated with our U.S. businesses exceeded the basis of such assets for U.S. federal income tax purposes at the time of the separation. As a result of such gain recognized, the basis of the assets associated with our U.S. businesses was increased.

Pursuant to the tax matters agreement entered into at the time of the separation, we are required to make a future payment to Huntsman for any actual U.S. federal income tax savings we recognize as a result of any such basis increase for tax years through December 31, 2028. For the year ended December 31, 2019, we estimated that the aggregate future payments required by this provision were expected to be approximately $30 million and we recognized a noncurrent liability for this amount as of December 31, 2019. Due to a decrease in the expectation of future payments as a result of the Internal Revenue Code Section 382 change of control limitation, resulting from SK Capital's acquisition of Venator shares, our total liability as of June 30, 2021 and December 31, 2020 was $20 million, the current portion of which is
$3 million and is included within accounts payable to affiliates on our balance sheets. Any subsequent adjustment asserted by U.S. taxing authorities could change the amount of gain recognized with a corresponding basis and liability adjustment for us under the tax matters agreement.